AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 3, 1999

                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|X|  Preliminary proxy statement

                                         |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      MUNIVEST PENNSYLVANIA INSURED FUND
                         MUNIYIELD ARIZONA FUND, INC.
                            MUNIYIELD FLORIDA FUND
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD NEW JERSEY FUND, INC.
                        MUNIYIELD CALIFORNIA FUND, INC.
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

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               (Name of Registrant as Specified in Its Charter)

                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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   |_| Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:

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                                PRELIMINARY COPY

                      MUNIVEST PENNSYLVANIA INSURED FUND,
                         MUNIYIELD ARIZONA FUND, INC.,
                            MUNIYIELD FLORIDA FUND,
                        MUNIYIELD MICHIGAN FUND, INC.,
                       MUNIYIELD NEW JERSEY FUND, INC.,
                       MUNIYIELD CALIFORNIA FUND, INC.,
                   MUNIYIELD CALIFORNIA INSURED FUND, INC.,
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.,
                    MUNIYIELD NEW YORK INSURED FUND, INC.,
                   MUNIYIELD NEW YORK INSURED FUND II, INC.,
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                             -------------------
                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                             -------------------

                                APRIL 21, 1999

TO THE STOCKHOLDERS:

          Notice is hereby given that the 1999 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto for the following purposes:

               (1) To elect members of the Board of Directors or Trustees of each Fund to serve for the ensuing year;

               (2)(a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund (other than MuniYield New York Insured Fund II, Inc.) for its current fiscal year;

               (b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of MuniYield New York Insured Fund II, Inc. for its current fiscal year;

               (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary (for Maryland corporations) or Certificate of Designation (for Massachusetts business trusts) of each Fund; and

               (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Directors or Trustees of each Fund has fixed the close of business on February 24, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

          A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 7, 1999, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors or Trustees of the respective Fund.

                                              By Order of the Boards

                                              PHILIP M. MANDEL
                                              SECRETARY OF THE FUNDS

Plainsboro, New Jersey
Dated:                , 1999

                                PRELIMINARY COPY
                   SECURITIES AND EXCHANGE COMMISSION ONLY

                           COMBINED PROXY STATEMENT

                             -------------------

                      MUNIVEST PENNSYLVANIA INSURED FUND,
                         MUNIYIELD ARIZONA FUND, INC.,
                            MUNIYIELD FLORIDA FUND,
                        MUNIYIELD MICHIGAN FUND, INC.,
                       MUNIYIELD NEW JERSEY FUND, INC.,
                       MUNIYIELD CALIFORNIA FUND, INC.,
                   MUNIYIELD CALIFORNIA INSURED FUND, INC.,
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.,
                    MUNIYIELD NEW YORK INSURED FUND, INC.,
                   MUNIYIELD NEW YORK INSURED FUND II, INC.,

                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                             -------------------
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                             -------------------

                                APRIL 21, 1999

                                 INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1999 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March , 1999.

          Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as "Shares," the outstanding Shares and auction market preferred stock ("AMPS") of a Fund are referred to collectively as the "Capital Stock;" holders of Shares or AMPS are referred to as "stockholders," the Board of Directors or Trustees of each of the Funds is referred to as the "Board," the directors or trustees of each Fund are referred to as "Board members," the investment adviser of each Fund is referred to as the "Investment Adviser" or "FAM" and each Fund's Articles of Incorporation (as amended or supplemented) or Declaration of Trust is referred to as its "charter." Unless otherwise indicated, MLAM and Fund Asset Management L.P. ("FAM") are together referred to as "MLAM."

          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board members, FOR the ratification of the selection of independent auditors to serve for that Fund's current fiscal year and FOR the amendment to the Articles Supplementary or Certificate of Designation of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

          The Board of each Fund has fixed the close of business on February 24, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of shares of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

          The Board of each Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                       ITEM 1. ELECTION OF BOARD MEMBERS

          At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

                  (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Board members to be elected by holders of AMPS; and

                  (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the four (4) persons designated as Board members to be elected by holders of Shares and AMPS.

          The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

          Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                                                       PRINCIPAL OCCUPATIONS
                                                                      DURING PAST FIVE YEARS
                    NAME AND ADDRESS              AGE              AND PUBLIC DIRECTORSHIPS(1)
                    ----------------              ---   --------------------------------------
James H. Bodurtha(1)(2)(3)................        54    Director and Executive Vice President, The China
    36 Popponesset Road                                     Business Group, Inc. since 1996; Chairman and
    Cotuit, Massachusetts 02635                             Chief Executive Officer, China Enterprise
                                                            Management Corporation from 1993 to 1996;
                                                            Chairman, Berkshire Corporation since 1980;
                                                            Partner, Squire, Sanders & Dempsey from 1980
                                                            to 1993.

Herbert I. London(l)(2)(3)................        59    John M. Olin Professor of Humanities, New York
    113-115 University Place                                University since 1993 and Professor thereof
    New York, New York 10003                                since 1980; President, Hudson Institute since
                                                            1997 and Trustee thereof since 1980; Dean,
                                                            Gallatin Division of New York University from
                                                            1976 to 1993; Distinguished Fellow, Herman
                                                            Kahn Chair, Hudson Institute from 1984 to
                                                            1985; Director, Damon Corp. from 1991 to 1995;
                                                            Overseer, Center for Naval Analyses from 1983
                                                            to 1993; Limited Partner, Hypertech LP in
                                                            1996.

Robert R. Martin(l)(2)(3).................        71    Chairman and Chief Executive Officer, Kinnard
    513 Grand Hill                                          Investments, Inc. from 1990 to 1993; Executive
    St. Paul, Minnesota 55102                               Vice President, Dain Bosworth from 1974 to
                                                            1989; Director, Carnegie Capital Management
                                                            from 1977 to 1985 and Chairman thereof in
                                                            1979; Director, Securities Industry
                                                            Association from 1981 to 1982 and Public
                                                            Securities Association from 1979 to 1980;
                                                            Chairman of the Board, WTC Industries, Inc. in
                                                            1994; Trustee, Northland College since 1992.

Joseph L. May(l)(2)(3)....................        69    Attorney in private practice since 1984;
    424 Church Street                                       President, May and Athens Hosiery Mills
    Suite 2000                                              Division, Wayne-Gossard Corporation from 1954
    Nashville, Tennessee 37219                              to 1983: Vice President, Wayne-Gossard
                                                            Corporation from 1972 to 1983; Chairman, The
                                                            May Corporation (personal holding company)
                                                            from 1972 to 1983; Director, Signal Apparel
                                                            Co. from 1972 to 1989.

Andre F. Perold(l)(2)(3)..................        46    Professor, Harvard Business School since 1989 and
    Morgan Hall                                             Associate Professor from 1983 to 1989;
    Soldiers Field                                          Trustee, The Common Fund since 1989; Director,
    Boston, Massachusetts 02163                             Quantec Limited since 1991 and TIBCO from 1994
                                                            to 1996.

Arthur Zeikel(1)(3)*......................        66    Chairman of FAM and of MLAM (which terms as used
    P.O. Box 9011                                           herein include their corporate predecessors)
    Princeton, New Jersey 08543-9011                        since 1997; President of FAM and MLAM from
                                                            1977 to 1997: Chairman of Princeton Services,
                                                            Inc. ("Princeton Services") since 1997,
                                                            Director thereof since 1993 and President
                                                            thereof from 1993 to 1997; Executive Vice
                                                            President of Merrill Lynch & Co., Inc. ("ML &
                                                            Co.") since 1990.

------------------------------------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members."
(2)    Member of the Audit Committee of each Board.
(3) Please see Exhibit A for information, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class. and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.
* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

          COMMITTEE AND BOARD MEETINGS. The Board of each Fund has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. No Fund's Board has a nominating committee.

          During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange (or in the case of MuniYield Arizona Fund, Inc., with the American Stock Exchange). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

          Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel inadvertently made a late Form 3 filing with respect to each of the Funds reporting his election as a Senior Vice President of FAM, which reports indicated that he owned no shares of any of the Funds.

          INTERESTED PERSONS. Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund and the Chairman of FAM and MLAM.

          COMPENSATION OF BOARD MEMBERS. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board member not affiliated with FAM (each a "non-affiliated Board member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

          OFFICERS OF THE FUNDS. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

          STOCK OWNERSHIP. As of the Record Date, none of the nominees held shares of the Funds.

          At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Board member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

         ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Board of each Fund (other than MuniYield New York Insured Fund II, Inc.) including a majority of the Board members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. The Board of MuniYield New York Insured Fund II, Inc., including a majority of the Board members who are not interested persons of MuniYield New York Insured Fund II, Inc., has selected the firm of Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of MuniYield New York Insured Fund II, Inc. for the current fiscal year. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

         D&T acts as independent auditor for each of the Funds, except MuniYield New York Insured Fund II, Inc., for which E&Y acts as independent auditor. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies advised by FAM or MLAM. E&Y also acts as independent auditors for other investment companies advised by FAM or MLAM. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of each Fund considered the fact that (i) D&T has been retained as the independent auditors for ML & Co. and the other entities described above and
(ii) E&Y has been retained as the independent auditors for other investment companies advised by FAM or MLAM in its evaluation of the independence of the independent auditors with respect to the Fund.

          Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

             ITEM 3. PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY
                         OR CERTIFICATE OF DESIGNATION

         At meetings  held  January 25,  1999,  the Board of each of the Funds approved amendments to Section 5(c) of the Articles Supplementary or Certificate of Designation, as applicable, of that Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The proposed amendment is described below and a form of amended Section 5(c) for each Fund is attached as Exhibits B-1 through B-6 to this Proxy Statement. Information about each Fund's jurisdiction of organization and its Articles Supplementary or Certificate of Designation is included in Exhibit A. The Board of each Fund has declared the amendment advisable and has directed that the proposed amendments be submitted to the stockholders of each of the Funds for approval at the Meeting. The Board recommends that the stockholders of each Fund approve the proposed amendments to that Fund's Articles Supplementary or Certificate of Designation.

         Currently, the Articles Supplementary or Certificate of Designation of each Fund require the approval of a majority of a Fund's outstanding shares of AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit each Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval.

         The proposed amendment provides the Board and each Fund with greater flexibility. The proposed amendment permits the Board members to issue additional AMPS in order to maintain a Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time a Fund wishes to issue additional AMPS.

         The issuance of additional AMPS may provide holders of Shares with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Shares, including higher volatility of both the net asset value and the market value of the Shares. Leverage also creates the risk that the investment return on the Fund's Shares will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Shares.

         The fee paid to the Investment Adviser for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to the Investment Adviser will increase as a result of any issuance of additional AMPS or other preferred stock.

         Any issuance of additional shares of preferred stock by a Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Funds currently anticipate that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations ("NRSROs") as are all currently outstanding AMPS. These NRSROs in rating the additional AMPS will impose their own asset coverage requirements on the additional AMPS.

         If additional AMPS or other shares of preferred stock are issued by a Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Shares and AMPS (one vote per share) and will vote together with holders of outstanding Shares and AMPS as a single class.

         In connection with the election of a Fund's Board members, holders of shares of any newly issued AMPS or other preferred stock along with holders of outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Board members, and the remaining Board members will be elected by all holders of Capital Stock. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of any newly issued AMPS or other preferred stock and outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

         The Board of each Fund recommends that the  stockholders  approve the
proposed   amendment  to  the  Articles   Supplementary   or   Certificate  of
Designation.

                            ADDITIONAL INFORMATION

         The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. The Funds may also hire proxy solicitors at their own expense.

         In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

         All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of D&T as independent auditors of each Fund except MuniYield New York Insured Fund II, Inc. and with respect to MuniYield New York Insured Fund II, Inc. "FOR" the ratification of E&Y as independent auditors of that Fund and "FOR" the amendment to the Articles Supplementary or Certificate of Designation.

         With respect to Item 1. "Election of Board Members," holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of shares of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (A) [with respect to the Maryland corporations] (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) [with respect to Massachusetts business trusts], (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS present at the Meeting in person or by proxy and (ii) election of the remaining Board members will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy voting together as a single class.

         With respect to Item 2. "Ratification of Selection of Independent Auditors," assuming a quorum is present, (A) [with respect to Maryland corporations] approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class and (B) [with respect to Massachusetts business trusts] approval will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class.

         With respect to Item 3. "Proposed Amendments To Articles Supplementary or Certificate of Designation," assuming a quorum is present,
(A) [with respect to the Maryland corporations] approval of amendment of each Articles Supplementary will require the affirmative vote of (i) the holders representing a majority of the outstanding shares of Capital Stock of the relevant Fund, voting together as a single class, and (ii) the holders representing a majority of the outstanding AMPS of all series of the relevant Fund, voting together as a single class; and (B) [with respect to Massachusetts business trusts] approval of amendment of each Certificate of Designation will require the affirmative vote of (i) a majority of the shares of Capital Stock of the relevant Fund present at the Meeting in person or by proxy, voting together as a single class and (ii) the affirmative vote of two-thirds of the AMPS outstanding and entitled to vote, voting together as a single class.

         Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary or Certificate of Designation (Item 3). The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2 (in the case of Maryland corporations); however, abstentions and broker non-votes will have the same effect as a vote against Item 3 (in the case of Maryland corporations) and as a vote against
Item 1, Item 2 and Item 3 (in the case of Massachusetts business trusts).

         Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

ADDRESS OF INVESTMENT ADVISER

         The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

          Each Fund will furnish, without charge, a copy of its Annual Report for the Fund's last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

         If a stockholder of a Fund intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, which is anticipated to be held in April 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by ______________, 1999.

                                                   By Order of the Board


                                                   PHILIP M. MANDEL
                                                   SECRETARY OF THE FUNDS

Dated:  March ___, 1999

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

o  GENERAL INFORMATION PERTAINING TO THE FUNDS

---------------------------------------------    ----------------------   ----------------   -------------------   ===============
                                                   DEFINED TERM                                   STATE OF
                       FUND                      USED IN EXHIBIT A        FISCAL YEAR END       ORGANIZATION          MEETING TIME
---------------------------------------------    ----------------------   ----------------   -------------------   ===============
---------------------------------------------    ----------------------   ----------------   -------------------   ===============

MUNIYIELD ARIZONA FUND, INC                      AZ Fund                  10/31              MD

MUNIYIELD CALIFORNIA FUND, INC                   CA Fund                  10/31              MD

MUNIYIELD CALIFORNIA INSURED FUND, INC           CA Ins. Fund             10/31              MD

MUNIYIELD CALIFORNIA INSURED FUND II, INC        CA Ins. Fund II          10/31              MD

MUNIYIELD FLORIDA FUND                           FL Fund                  10/31              MA

MUNIYIELD MICHIGAN FUND, INC                     MI Fund                  10/31              MD

MUNIYIELD NEW YORK INSURED FUND, INC             NY Ins. Fund             10/31              MD

MUNIYIELD NEW YORK INSURED FUND II, INC          NY Ins. Fund II          10/31              MD

MUNIYIELD NEW JERSEY FUND, INC                   NJ Fund                  11/30              MD

MUNIVEST PENNSYLVANIA INSURED FUND               PA Fund                  10/31              MA


========================== ===========================================
                                 SHARES OF CAPITAL STOCK OUTSTANDING
                                         AS OF THE RECORD DATE
-------------------------- -------------------------- ----------------
              FUND               SHARES                       AMPS

AZ FUND

CA FUND

CA INS. FUND

CA INS. FUND II

FL FUND

MI FUND

NY INS. FUND

NY INS. FUND II

NJ FUND

PA FUND

o  INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS


=================================================================================================
            YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
-------------------------------------------------------------------------------------------------

         FUND           BODURTHA       LONDON       MARTIN     MAY          PEROLD       ZEIKEL
--------------------  ------------   ----------   ---------- --------     ----------   ==========
AZ FUND                    1995         1992         1993     1992           1992         1992
CA FUND                    1995         1992         1993     1992           1992         1992
CA INS. FUND               1995         1992         1993     1992           1992         1992
CA INS. FUND II            1995         1992         1993     1992           1992         1992
FL FUND                    1995         1992         1993     1992           1992         1992
MI FUND                    1995         1992         1993     1992           1992         1992
NY INS. FUND               1995         1992         1993     1992           1992         1992
NY INS. FUND II            1995         1992         1993     1992           1992         1992
NJ FUND                    1995         1992         1993     1992           1992         1992
PA FUND                    1995         1992         1993     1992           1992         1992


         Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of shares of Capital Stock, voting together as a single class.


======================== ============================================ ====================================================
                                            NOMINEES TO BE                             NOMINEES TO BE ELECTED BY
          FUND                        ELECTED BY HOLDERS OF AMPS                  HOLDERS OF SHARES OF CAPITAL STOCK
------------------------ -------------------------------------------- ----------------------------------------------------
AZ FUND                  Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

CA FUND                  Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

CA INS. FUND             Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

CA INS. FUND II          Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

FL FUND                  Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

MI FUND                  Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

NY INS. FUND             Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

NY INS. FUND II          Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

NJ FUND                  Joseph L. May          Andre F. Perold       James H. Bodurtha         Robert R. Martin
                                                                      Herbert I. London         Arthur Zeikel

PA FUND                  James H. Bodurtha      Joseph L. May         Herbert I. London         Andre F. Perold
                                                                      Robert R. Martin          Arthur Zeikel


         Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.


-----------------  ---------------------------------------- -------------------------------------------------- ------------------
    FUND                           BOARD                                     AUDIT COMMITTEE
-----------------  ---------------------------------------- -------------------------------------------------- ------------------
                                                                                                                   AGGREGATE
                    # MEETINGS      ANNUAL     PER MEETING   # MEETINGS         ANNUAL        PER MEETING           FEES AND
    FUND               HELD*        FEE ($)       FEE ($)        HELD           FEE ($)          FEE ($)*          EXPENSES ($)

AZ FUND                             2,500          250                           500              125

CA FUND                             2,500          250                           500              125

CA INS. FUND                        2,500          250                           500              125

CA INS. FUND II                     2,500          250                           500              125

FL FUND                             2,500          250                           500              125

MI FUND                             2,500          250                           500              125

NY INS. FUND                        2,500          250                           500              125

NY INS. FUND II                     2,500          250                           500              125

NJ FUND                             2,500          250                           500              125

PA FUND                             2,500          250                           500              125

   *  Includes meetings held via teleconferencing equipment.
  **  The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.


         Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

===================== ====================================================================================================
                                                  COMPENSATION FROM FUND ($)
--------------------- ----------------------------------------------------------------------------------------
          FUND            BODURTHA        LONDON          MARTIN         MAY                  PEROLD
--------------------- --------------- --------------- -------------- ----------------- ======================

AZ FUND

CA FUND

CA INS. FUND

CA INS. FUND II

FL FUND

MI FUND

NY INS. FUND

NY INS. FUND II

NJ FUND

PA FUND


* No pension or retirement benefits are accrued as part of Fund expenses.

         Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Board members for the year ended December 31, 1998.


============================ =========================================================
                                     AGGREGATE COMPENSATION FROM FUND AND OTHER
NAME OF BOARD MEMBER            FAM/MLAM ADVISED FUNDS PAID TO BOARD MEMBERS ($)(1)
---------------------------- =========================================================
---------------------------- =========================================================
James H. Bodurtha

Herbert I. London

Robert R. Martin

Joseph L. May

Andre F. Perold

(1)    The Directors serve on the boards of FAM/MLAM Advised Funds as follows:
       Mr. Bodurtha (28 registered investment companies consisting of 46 portfolios); Mr. London (28 registered investment companies consisting of 46 portfolios); Mr. Martin (28 registered investment companies consisting of 46 portfolios); Mr. May (28 registered investment companies consisting of 46 portfolios); and Mr. Perold (28 registered investment companies consisting of 46 portfolios).

Set forth in the table below is information about the officers of each of the Funds.

                                                                  =======================================================
                                                                                                 OFFICER SINCE
                                                                  =======================================================
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
                    NAME AND                                       AZ    CA   CA INS.   CA INS.    FL      MI     NY INS.
                    BIOGRAPHY                AGE      OFFICE      FUND  FUND   FUND     FUND II   FUND    FUND     FUND
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Arthur Zeikel .........................      66     President     1992 1992    1992      1992    1992    1992     1992
   Chairman of MLAM and FAM since 1997;
   President of MLAM and FAM from 1977
   to 1997; Chairman of Princeton
   Services since 1997 and Director
   thereof since 1993; President of
   Princeton Services from 1993 to
   1997; Executive Vice President of ML
   & Co., Inc.

   since 1990.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Terry K. Glenn.........................      58     Executive     1992 1992    1992      1992    1992    1992     1992
   Executive Vice President of MLAM and           Vice President
   FAM since 1983; Executive Vice
   President and Director of Princeton
   Services since 1993; President of
   Princeton Funds Distributor, Inc.
   ("PFD") since 1986 and Director
   thereof since 1991; President of
   Princeton Administrators, L.P. since
   1998.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Vincent R. Giordano....................      54    Senior Vice    1992 1992    1992      1992    1992    1992     1992
   Senior Vice President of FAM and                 President
   MLAM since 1984; Portfolio Manager
   of FAM and MLAM since 1977; Senior
   Vice President of Princeton Services
   since 1993.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Kenneth A. Jacob ......................      48   Vice President  1992 1992    1992      1992    1992    1992     1992
   First Vice President of MLAM since
   1997; Vice President of MLAM from
   1984 to 1997; Vice President of FAM
   since 1984.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Donald C Burke.........................      38        Vice       1993 1993    1993      1993    1993    1993     1993
   Senior Vice President and Treasurer              President     1999 1999    1999      1999    1999    1999     --
   of MLAM and FAM since 1999; Senior               Treasurer
   Vice President and Treasurer of
   Princeton Services since 1999; Vice
   President of PFD since 1999; First
   Vice President of MLAM from 1997;
   Vice President of MLAM from 1990 to
   1997; Director of Taxation of MLAM
   since 1990; Vice President of PFD
   since 1999.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
William R. Bock........................      63   Vice President  --    --     --        --       --     --       --
   Vice President of MLAM since 1989.
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Robert A. DiMella, CFA .................     32   Vice President  --    --     --        --      1995    --       --
   Vice President of MLAM since 1997;
   Assistant Portfolio Manager of MLAM
   from 1993 to 1995.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Hugh T. Hurley, III ...................      34   Vice President  1995  --     --        --       --     --       --
   Vice President of MLAM since 1993.
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
Theodore R. Jaeckel, Jr................      39   Vice President  --    --     --        --       --     --       --
   Director (Municipal Tax-Exempt Fund
   Management) of MLAM since 1997; Vice
   President of MLAM from 1991 to 1997.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
 Walter C. O'Connor....................      37   Vice President  --   1995    --        --       --     --       1996
   Director (Municipal Tax-Exempt Fund
   Management) of MLAM since 1997; Vice
   President of MLAM from 1993 to 1997;
   Assistant Vice President of MLAM
   from 1991 to 1997.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
 Roberto W. Roffo......................      33   Vice President  --   1995    1995      --       --     --       --
   Vice President of MLAM since 1996
   and a Portfolio Manager thereof
   since 1992.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
 Fred K. Stuebe........................      48   Vice President  --    --     --        --       --     1995     --
   Vice President of MLAM since 1989.
------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------
 Philip M. Mandel......................      51     Secretary     1997 1997    1997      1997    1997    1997     1997
   First Vice President of MLAM since
   1997; Assistant General Counsel of
   MLPF&S from 1989 to 1997.

------------------------------------------- ----- --------------- ---- ----- --------- --------- ------ ------- ---------

TABLE CONT.
===============================================
                        OFFICER SINCE
===============================================
 --------- -------- ======
   NY INS.    NJ      PA
  FUND II    FUND    FUND
 --------- -------- ======
   1992     1992    1992











 --------- -------- ======
 --------- -------- ======
   1992     1992    1992










 --------- -------- ======
 --------- -------- ======
   1992     1992    1992






 --------- -------- ======
 --------- -------- ======
   1992     1992    1992





 --------- -------- ======
 --------- -------- ======
   1993     1993    1993
   --        --      --










 --------- -------- ======
 --------- -------- ======
   --        --     1997

 --------- -------- ======
 --------- -------- ======
   --        --      --




 --------- -------- ======
 --------- -------- ======
   --        --      --

 --------- -------- ======
 --------- -------- ======
   --       1997     --




 --------- -------- ======
 --------- -------- ======
   --        --      --






 --------- -------- ======
 --------- -------- ======
   1996      --      --




 --------- -------- ======
 --------- -------- ======
   --        --      --

 --------- -------- ======
   1997     1997    1997




 --------- -------- ======


 SET FORTH IN THE TABLE BELOW IS INFORMATION ABOUT EACH FUND'S OUTSTANDING AMPS.

========================= ======================= ==========================
               FUND             SERIES OF AMPS       CREATED UNDER ARTICLES
                                                         SUPPLEMENTARY*

AZ FUND                   A                       Dated November 29, 1993
                          B                       Dated March 23, 1995

CA FUND                   A, B                    Dated April 6, 1992
                          C                       Dated February 2, 1998

CA INS. FUND              A, B                    Dated September 11, 1992

CA INS. FUND II           A, B                    Dated November 28, 1992
                          C                       Dated January 22, 1997

FL FUND                   No designation          Dated April 6, 1992*

MI FUND                   No designation          Dated April 6, 1992

NY INS. FUND              A, B                    Dated April 6, 1992

NY INS. FUND II           A                       Dated September 11, 1992
                          B, C                    Dated February 4, 1998
                          D                       Dated February 4, 1998

NJ FUND                   No designation          Dated June 24, 1992

PA FUND                   No designation          Dated August 30, 1993*


* FL FUND AND PA FUND ARE MASSACHUSETTS BUSINESS TRUSTS. THE CHARTER DOCUMENT CREATING AMPS IS CALLED A CERTIFICATE OF DESIGNATION.

                                                                   EXHIBIT B-1

               PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                     MUNIYIELD ARIZONA FUND, INC. SERIES A
                MUNIYIELD CALIFORNIA FUND, INC. SERIES A AND B
            MUNIYIELD CALIFORNIA INSURED FUND, INC. SERIES A AND B
           MUNIYIELD CALIFORNIA INSURED FUND II, INC. SERIES A AND B
                    MUNIYIELD MICHIGAN FUND, INC. SERIES A
             MUNIYIELD NEW YORK INSURED FUND, INC. SERIES A AND B
               MUNIYIELD NEW YORK INSURED FUND II, INC. SERIES A
                        MUNIYIELD NEW JERSEY FUND, INC.

         SECTION 5(C) OF THE ARTICLES SUPPLEMENTARY IS REVISED TO READ AS FOLLOWS (THE UNDERLINING INDICATES LANGUAGE ADDED; BRACKETS INDICATE LANGUAGE DELETED):

          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                   EXHIBIT B-2

               PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                     MUNIYIELD ARIZONA FUND, INC. SERIES B

          SECTION 5(C) OF THE ARTICLES SUPPLEMENTARY IS REVISED TO READ AS FOLLOWS (THE UNDERLINING INDICATES LANGUAGE ADDED; BRACKETS INDICATE LANGUAGE DELETED):

          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [(other than the AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount (other than the AMPS authorized hereby) of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                   EXHIBIT B-3

               PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

              MUNIYIELD CALIFORNIA INSURED FUND II, INC. SERIES C
            MUNIYIELD NEW YORK INSURED FUND II, INC. SERIES B AND C

          SECTION 5(C) OF THE ARTICLES SUPPLEMENTARY IS REVISED TO READ AS FOLLOWS (THE UNDERLINING INDICATES LANGUAGE ADDED; BRACKETS INDICATE LANGUAGE DELETED):

          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [(other than with respect to the issuance of AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of AMPS authorized hereby),] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                   EXHIBIT B-4

               PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                   MUNIYIELD CALIFORNIA FUND, INC. SERIES C
               MUNIYIELD NEW YORK INSURED FUND II, INC. SERIES D

          SECTION 5(C) OF THE ARTICLES SUPPLEMENTARY IS REVISED TO READ AS FOLLOWS (THE UNDERLINING INDICATES LANGUAGE ADDED; BRACKETS INDICATE LANGUAGE DELETED):

          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [(other than with respect to the issuance of AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of AMPS authorized hereby),] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS or Other AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS or Other AMPS differently than those of a Holder of shares of any other series of AMPS or Other AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS or Other AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                   EXHIBIT B-5

             PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF:

                      MUNIVEST PENNSYLVANIA INSURED FUND

          SECTION 5(C) OF THE CERTIFICATE OF DESIGNATION IS REVISED TO READ AS FOLLOWS (THE UNDERLINING INDICATES LANGUAGE ADDED; BRACKETS INDICATE LANGUAGE DELETED):

          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of shares ranking prior to the AMPS or [on a parity with] any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Shares] provided however that the Board of Trustees, without the vote or consent of the holders of AMPS, may from time to time increase the amount of authorized and issued shares of any series of AMPS or any other series of Preferred Shares ranking on a parity with AMPS with respect to the payment of dividends, or the distribution of assets upon dissolution, liquidation or winding up the affairs of the Trust then outstanding and issue such shares, or
(ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares, provided however that the amendment of the Declaration solely to incorporate an increase in the amount of any series of AMPS or Preferred Shares and the terms of issuance thereof, as permitted by subsection (i) of this subparagraph (c) shall not be deemed to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                   EXHIBIT B-6

             PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF:

                            MUNIYIELD FLORIDA FUND

          SECTION 5(C) OF THE CERTIFICATE OF DESIGNATION IS REVISED TO READ AS FOLLOWS (THE UNDERLINING INDICATES LANGUAGE ADDED; BRACKETS INDICATE LANGUAGE DELETED):

          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of shares of beneficial interest ranking prior to the AMPS or [on a parity with] any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Shares] provided however that the Board of Trustees, without the vote or consent of the holders of AMPS, may from time to time increase the amount of authorized and issued shares of any series of AMPS or any other series of Preferred Shares ranking on a parity with AMPS with respect to the payment of dividends, or the distribution of assets upon dissolution, liquidation or winding up the affairs of the Trust then outstanding and issue such shares, or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares, provided however that the amendment of the Declaration solely to incorporate an increase in the amount of any series of AMPS or Preferred Shares and the terms of issuance thereof, as permitted by subsection (i) of this subparagraph
(c) shall not be deemed to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of AMPS are issued in more than one series, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody's and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.


                               PRELIMINARY COPY

                                                                    COMMON STOCK

                          MUNIYIELD ARIZONA FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 , 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                              (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                            _                                              _
                                 (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4.  In the  discretion  of  such  proxies,   upon  such  other  business  as may
    properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                    COMMON STOCK

                          MUNIYIELD MICHIGAN FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS           FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                               _                                              _
                                    (except as marked to the contrary below)  |_|     To vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                   COMMON SHARES

                             MUNIYIELD FLORIDA FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF TRUSTEES      FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                         _                                               _
                              (except as marked to the contrary below)  |_|     To vote for all nominees listed  below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY
                                                                    COMMON STOCK

                         MUNIYIELD NEW JERSEY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                              _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

  3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                    COMMON STOCK

                         MUNIYIELD CALIFORNIA FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                            _                                              _
                                 (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY
                                                                    COMMON STOCK

                     MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield California Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.




1.  ELECTION OF DIRECTORS       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                              _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                    COMMON STOCK

                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                              _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                    COMMON STOCK

                      MUNIYIELD NEW YORK INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                          _                                              _
                               (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                    COMMON STOCK

                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                              _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                   COMMON SHARES

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF TRUSTEES       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                          _                                              _
                               (except as marked to the contrary below)  |_|     To vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) Herbert I. London, Robert R. Martin, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                          MUNIYIELD ARIZONA FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                            _                                              _
                                 (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                     MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield California Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.




1.  ELECTION OF DIRECTORS         FOR all nominees listed below                     WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)  |_|     To vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES

                             MUNIYIELD FLORIDA FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF TRUSTEES         FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                            _                                              _
                                 (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|

    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                      MUNIYIELD NEW YORK INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                               _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed  below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                          _                                              _
                               (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the election of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES

                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Shares of MuniYield California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF TRUSTEES        FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                              _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                         MUNIYIELD NEW JERSEY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                              _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|



    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PEFERRED SHARES

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF TRUSTEES       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                          _                                              _
                               (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|

    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                          MUNIYIELD MICHIGAN FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS       FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                           _                                              _
                                (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                         MUNIYIELD CALIFORNIA FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                   _                _
Please mark boxes |_| [fill in] or |_| [check mark] in blue or black ink.



1.  ELECTION OF DIRECTORS     FOR all nominees listed below                     WITHHOLD AUTHORITY
                                                                         _                                              _
                              (except as marked to the contrary below)  |_|     to vote for all nominees listed below  |_|


    (INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.) James A. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

     _                          _                       _
FOR |_|                AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as    attorney    or    as     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        Dated:  _________________________, 1999

                                        X______________________________________
                                              Signature

                                        X______________________________________
                                              Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.







                                BROWN & WOOD LLP

                             ONE WORLD TRADE CENTER
                          NEW YORK, NEW YORK 10048-0557

                             Telephone: 212-839-5300
                             Facsimile: 212-839-5599



                                                                March 3, 1999
Via Electronic Filing

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Attention:  Division of Investment Management

                      Re:   Preliminary Proxy Materials:
                      MuniVest Pennsylvania Insured Fund
                      MuniYield Arizona Fund, Inc.,
                      MuniYield Florida Fund,
                      MuniYield Michigan Fund, Inc.
                      MuniYield New Jersey Fund, Inc.,
                      MuniYield California Fund, Inc.
                      MuniYield California Insured Fund, Inc.,
                      MuniYield California Insured Fund II, Inc.
                      MuniYield New York Insured Fund, Inc., and
                      MuniYield New York Insured Fund II, Inc.

Dear Sirs:

     On behalf of the above referenced funds (together the "Funds" and individually a "Fund"), we are transmitting herewith for filing pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 preliminary copies of the Notice of Meeting, Proxy Statement and forms of Proxy, to be furnished to shareholders of the Funds in connection with the solicitation of proxies for meetings of the Funds' shareholders scheduled for April 21, 1999.

     The meetings are being held for the following purposes: to elect directors/trustees, to ratify the selection of independent auditors, and to amend the Articles Supplementary or Certificate of Designation of each Fund to permit the Fund's Board to issue additional shares of preferred stock without seeking shareholder approval. Each of the Funds is a closed-end investment company that currently has outstanding shares of common stock (or shares of beneficial interest) and one or more series of Auction Market Preferred Stock. The Funds currently intend to file definitive copies of the proxy material with the Commission and to commence the mailing to shareholders on or about March 15, 1999. We would appreciate receiving any comments you may have on the materials in keeping with this schedule.

     For your information, we will also be filing this week proxy materials on behalf of certain other closed-end funds advised by Fund Asset Management, L.P. with the same meeting date and for the same purposes.

     Please direct any comments with respect to the above to the undersigned at
(212) 839-5583 or to Frank P. Bruno of this firm at (212) 839-5540.

                                Very truly yours,



                                 Ellen W. Harris

cc:  Keith O'Connell